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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 14, 2003



                               NUTRITION 21, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            New York                         1-12106                        11-2653613
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
(State or Other Jurisdiction of      (Commission file Number)    (IRS Employer Identification No.)
         Incorporation)
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4 Manhattanville Road, Purchase, New York                10577

(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code   (914) 701-4500

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Item 9. Information  Provided Under Item 12 (Results of Operations and Financial
Condition)

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."



On May 14, 2003, Nutrition 21, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized on this 16th day of May, 2003.



                                            Nutrition 21, Inc.

                                            By: /s/ Gail Montgomery
                                                    ---------------
                                                    Gail Montgomery
                                                    President & CEO


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